UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 3, 2019

DASAN ZHONE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32743	22-3509099
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7195 Oakport Street

Oakland, California 94621

(Address of Principal Executive Offices, Including Zip Code)

(510) 777-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This current report on Form 8-K/A (this “Amendment”) of DASAN Zhone Solutions, Inc. (the “Company”) amends the Current Report on Form 8-K filed on January 3, 2019 (the “Original Form 8-K”) related to the Company’s acquisition of Keymile GmbH (“Keymile”). This Amendment includes the unaudited pro forma condensed combined financial statements of the Company and audited financial statements of Keymile and supplements the information in the Original Form 8-K. Accordingly, this Amendment should be read in conjunction with the Original Form 8-K.

Item 7.01 Regulation FD Disclosure.

A copy of the press release of the Company dated March 18, 2019 announcing the updated information relating to the previously announced acquisition of Keymile GmbH is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of Business Acquired

The audited consolidated financial statements of Keymile GmbH and the notes thereto, as of December 31, 2018 and for the year then ended are included as Exhibit  99.3 to this Amendment and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2018 are included as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

(d)  Exhibits

The exhibits required to be filed by Item 601 of Regulation S-K are listed in the “Index to Exhibits” immediately preceding the exhibits hereto and such listing is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited pro forma condensed combined financial statements of the Company and Keymile as of and for the year ended December 31, 2018

99.2	Press release of the Company dated March 18, 2019

99.2a	Financial overview March 2019

99.3	Keymile GmbH audited consolidated financial statements as of and for the year ended December 31, 2018

99.4	Consent of Independent Auditors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 18, 2019	DASAN Zhone Solutions, Inc.

	By:	/s/ Michael Golomb
Michael Golomb
Chief Financial Officer, Corporate Treasurer and Secretary